Exhibit 99.3

Citizens Financial Group, Inc.

Financial Supplement

Fourth Quarter and Full Year 2016

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS											FULL YEAR
						4Q16 Change								2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16			4Q15			2016	2015	2015
						$		%	$		%			$		%
SELECTED OPERATING DATA
Total revenue	$1,363	$1,380	$1,278	$1,234	$1,232	($17)		(1%)	$131		11%	$5,255	$4,824	$431		9%
Noninterest expense	847	867	827	811	810	(20)		(2)	37		5	3,352	3,259	93		3

Profit before provision for credit losses	516	513	451	423	422	3		1	94		22	1,903	1,565	338		22
Provision for credit losses	102	86	90	91	91	16		19	11		12	369	302	67		22
NET INCOME	282	297	243	223	221	(15)		(5)	61		28	1,045	840	205		24
Net income, adjusted[1]	282	278	243	223	221	4		1	61		28	1,026	871	155		18
Net income available to common stockholders	282	290	243	216	221	(8)		(3)	61		28	1,031	833	198		24
Net income available to common stockholders, adjusted[1]	282	271	243	216	221	11		4	61		28	1,012	864	148		17
PER COMMON SHARE DATA
Basic earnings	$0.55	$0.56	$0.46	$0.41	$0.42	($0.01)		(2%)	$0.13		31%	$1.97	$1.55	$0.42		27%
Diluted earnings	0.55	0.56	0.46	0.41	0.42	(0.01)		(2)	0.13		31	1.97	1.55	0.42		27
Basic earnings, adjusted[1]	0.55	0.52	0.46	0.41	0.42	0.03		6	0.13		31	1.94	1.61	0.33		20
Diluted earnings, adjusted[1]	0.55	0.52	0.46	0.41	0.42	0.03		6	0.13		31	1.93	1.61	0.32		20
Cash dividends declared and paid per common share	0.12	0.12	0.12	0.10	0.10	—		—	0.02		20	0.46	0.40	0.06		15
Book value per common share	38.09	38.47	37.76	37.28	36.76	(0.38)		(1)	1.33		4	38.09	36.76	1.33		4
Tangible book value per common share	25.69	26.20	25.72	25.21	24.63	(0.51)		(2)	1.06		4	25.69	24.63	1.06		4
Dividend payout ratio	22%	22%	26%	24%	24%	31	bps		(214	) bps		23%	26%	(306	) bps
COMMON SHARES OUTSTANDING
Average: Basic	512,015,920	519,458,976	528,968,330	528,070,648	527,648,630	(7,443,056)		(1%)	(15,632,710)		(3%)	522,093,545	535,599,731	(13,506,186)		(3%)
Diluted	513,897,085	521,122,466	530,365,203	530,446,188	530,275,673	(7,225,381)		(1)	(16,378,588)		(3)	523,930,718	538,220,898	(14,290,180)		(3)
Common shares at period-end	511,954,871	518,148,345	529,094,976	528,933,727	527,774,428	(6,193,474)		(1)	(15,819,557)		(3)	511,954,871	527,774,428	(15,819,557)		(3)
SHARE PRICE
High	$36.56	$25.11	$24.24	$25.99	$27.17	$11.45		46%	$9.39		35%	$36.56	$28.71	$7.85		27%
Low	24.22	18.58	18.34	18.04	22.48	5.64		30	1.74		8	18.04	21.14	(3.10)		(15)
Close	35.63	24.71	19.98	20.95	26.19	10.92		44	9.44		36	35.63	26.19	9.44		36
Market capitalization	18,241	12,803	10,571	11,081	13,822	5,438		42	4,419		32	18,241	13,822	4,419		32
SEGMENT NET INCOME
Consumer Banking	$92	$92	$90	$71	$67	$—		—%	$25		37%	$345	$262	$83		32%
Commercial Banking	172	162	164	133	152	10		6	20		13	631	579	52		9
Other	18	43	(11)	19	2	(25)		(58)	16		NM	69	(1)	70		NM

NET INCOME	$282	$297	$243	$223	$221	($15)		(5%)	$61		28%	$1,045	$840	$205		24%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FULL YEAR
						4Q16 Change								2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16			4Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.90%	2.84%	2.84%	2.86%	2.77%	6	bps		13	bps		2.86%	2.75%	11	bps
Return on average common equity	5.70	5.82	4.94	4.45	4.51	(12	) bps		119	bps		5.23	4.30	93	bps
Return on average common equity, adjusted[1]	5.70	5.44	4.94	4.45	4.51	26	bps		119	bps		5.14	4.46	68	bps
Return on average tangible common equity	8.43	8.58	7.30	6.61	6.75	(15	) bps		168	bps		7.74	6.45	129	bps
Return on average tangible common equity, adjusted[1]	8.43	8.02	7.30	6.61	6.75	41	bps		168	bps		7.60	6.69	91	bps
Return on average total assets	0.76	0.82	0.69	0.65	0.64	(6	) bps		12	bps		0.73	0.62	11	bps
Return on average total assets, adjusted[1]	0.76	0.77	0.69	0.65	0.64	(1	) bps		12	bps		0.72	0.64	8	bps
Return on average total tangible assets	0.79	0.86	0.72	0.68	0.67	(7	) bps		12	bps		0.76	0.65	11	bps
Return on average total tangible assets, adjusted[1]	0.79	0.80	0.72	0.68	0.67	(1	) bps		12	bps		0.75	0.68	7	bps
Effective income tax rate	31.90	30.46	32.61	32.87	33.45	144	bps		(155	) bps		31.88	33.52	(164	) bps
Efficiency ratio	62.18	62.88	64.71	65.66	65.76	(70	) bps		(358	) bps		63.80	67.56	(376	) bps
Efficiency ratio, adjusted[1]	62.18	63.31	64.71	65.66	65.76	(113	) bps		(358	) bps		63.92	66.52	(260	) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio	11.2%	11.3%	11.5%	11.6%	11.7%
Tier 1 capital ratio	11.4	11.5	11.7	11.9	12.0
Total capital ratio	14.0	14.2	14.9	15.1	15.3
Tier 1 leverage ratio	9.9	10.1	10.3	10.4	10.5
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$149,520	$147,015	$145,183	$140,077	$138,208	$2,505		2%	$11,312		8%	$149,520	$138,208	$11,312		8%
Loans and leases:
Commercial	51,651	50,389	49,557	47,972	46,214	1,262		3	5,437		12	51,651	46,214	5,437		12
Retail	56,018	55,078	53,994	53,019	52,828	940		2	3,190		6	56,018	52,828	3,190		6

Total loans and leases	107,669	105,467	103,551	100,991	99,042	2,202		2	8,627		9	107,669	99,042	8,627		9
Deposits	109,804	108,327	106,257	102,606	102,539	1,477		1	7,265		7	109,804	102,539	7,265		7
Long-term borrowed funds	12,790	11,902	11,810	10,035	9,886	888		7	2,904		29	12,790	9,886	2,904		29
Total stockholders’ equity	19,747	20,181	20,226	19,965	19,646	(434)		(2)	101		1	19,747	19,646	101		1
Loans-to-deposits ratio (period-end balances)[3]	98.62%	97.85%	98.25%	99.16%	96.94%	77	bps		168	bps		98.62%	96.94%	168	bps
Loans-to-deposits ratio (average balances)[3]	98.14	98.06	99.52	98.66	97.21	8	bps		93	bps		98.58	97.37	121	bps
Full-time equivalent colleagues	17,639	17,625	17,828	17,902	17,714	14		—	(75)		—	17,639	17,714	(75)		—

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.
[2]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach.
[3]	Ratios include loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$963	$926	$896	$868	$830	$37	4%	$133	16%	$3,653	$3,211	$442	14%
Interest and fees on loans held for sale	5	4	3	3	2	1	25	3	150	15	10	5	50
Interest and fees on other loans held for sale	—	1	4	1	—	(1)	(100)	—	—	6	7	(1)	(14)
Investment securities	152	146	141	145	153	6	4	(1)	(1)	584	621	(37)	(6)
Interest-bearing deposits in banks	2	2	2	2	1	—	—	1	100	8	5	3	60

Total interest income	1,122	1,079	1,046	1,019	986	43	4	136	14	4,266	3,854	412	11

INTEREST EXPENSE:
Deposits	76	71	63	60	60	5	7	16	27	270	237	33	14
Federal funds purchased and securities sold under agreements to repurchase	—	1	—	1	3	(1)	(100)	(3)	(100)	2	16	(14)	(88)
Other short-term borrowed funds	7	10	12	11	16	(3)	(30)	(9)	(56)	40	67	(27)	(40)
Long-term borrowed funds	53	52	48	43	37	1	2	16	43	196	132	64	48

Total interest expense	136	134	123	115	116	2	1	20	17	508	452	56	12

Net interest income	986	945	923	904	870	41	4	116	13	3,758	3,402	356	10

NONINTEREST INCOME:
Service charges and fees	153	152	150	144	156	1	1	(3)	(2)	599	575	24	4
Card fees	50	52	51	50	60	(2)	(4)	(10)	(17)	203	232	(29)	(13)
Trust and investment services fees	34	37	38	37	39	(3)	(8)	(5)	(13)	146	157	(11)	(7)
Capital markets fees	34	34	35	22	15	—	—	19	127	125	88	37	42
Foreign exchange and letter of credit fees	25	23	21	21	23	2	9	2	9	90	90	—	—
Mortgage banking fees	36	33	25	18	20	3	9	16	80	112	101	11	11
Bank-owned life insurance income	14	14	13	13	16	—	—	(2)	(13)	54	56	(2)	(4)
Securities gains, net	3	—	4	9	10	3	100	(7)	(70)	16	29	(13)	(45)
Other income	28	90	18	16	23	(62)	(69)	5	22	152	94	58	62

Total noninterest income	377	435	355	330	362	(58)	(13)	15	4	1,497	1,422	75	5

TOTAL REVENUE	1,363	1,380	1,278	1,234	1,232	(17)	(1)	131	11	5,255	4,824	431	9
Provision for credit losses	102	86	90	91	91	16	19	11	12	369	302	67	22
NONINTEREST EXPENSE:
Salaries and employee benefits	420	432	432	425	402	(12)	(3)	18	4	1,709	1,636	73	4
Outside services	98	102	86	91	104	(4)	(4)	(6)	(6)	377	371	6	2
Occupancy	77	78	76	76	74	(1)	(1)	3	4	307	319	(12)	(4)
Equipment expense	69	65	64	65	67	4	6	2	3	263	257	6	2
Amortization of software	44	46	41	39	38	(2)	(4)	6	16	170	146	24	16
Other operating expense	139	144	128	115	125	(5)	(3)	14	11	526	530	(4)	(1)

Total noninterest expense	847	867	827	811	810	(20)	(2)	37	5	3,352	3,259	93	3

Income before income tax expense	414	427	361	332	331	(13)	(3)	83	25	1,534	1,263	271	21
Income tax expense	132	130	118	109	110	2	2	22	20	489	423	66	16

NET INCOME	$282	$297	$243	$223	$221	($15)	(5%)	$61	28%	$1,045	$840	$205	24%

Net income, adjusted[1]	$282	$278	$243	$223	$221	$4	1%	$61	28%	$1,026	$871	$155	18%

Net income available to common stockholders	$282	$290	$243	$216	$221	($8)	(3%)	$61	28%	$1,031	$833	$198	24%

Net income available to common stockholders, adjusted[1]	$282	$271	$243	$216	$221	$11	4%	$61	28%	$1,012	$864	$148	17%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES	AS OF					DECEMBER 31, 2016 CHANGE
	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2016		Dec 31, 2015
						$	%	$	%
ASSETS:
Cash and due from banks	$955	$915	$976	$839	$1,099	$40	4%	($144)	(13%)
Interest-bearing cash and due from banks	2,749	2,000	2,679	1,016	1,986	749	37	763	38
Interest-bearing deposits in banks	439	720	727	534	356	(281)	(39)	83	23
Securities available for sale, at fair value	19,501	19,425	18,479	17,964	17,884	76	—	1,617	9
Securities held to maturity	5,071	5,289	4,973	5,129	5,258	(218)	(4)	(187)	(4)
Other investment securities, at fair value	96	113	73	68	70	(17)	(15)	26	37
Other investment securities, at cost	942	877	873	896	863	65	7	79	9
Loans held for sale, at fair value	583	526	478	365	325	57	11	258	79
Other loans held for sale	42	—	372	386	40	42	100	2	5
Loans and leases	107,669	105,467	103,551	100,991	99,042	2,202	2	8,627	9
Less: Allowance for loan and lease losses	(1,236)	(1,240)	(1,246)	(1,224)	(1,216)	4	—	(20)	(2)

Net loans and leases	106,433	104,227	102,305	99,767	97,826	2,206	2	8,607	9
Derivative assets	627	1,102	1,312	1,068	625	(475)	(43)	2	—
Premises and equipment	601	540	551	570	595	61	11	6	1
Bank-owned life insurance	1,612	1,600	1,587	1,576	1,564	12	1	48	3
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	—	—	132	161	—	—	—	—	—
Other assets	2,993	2,805	2,790	2,862	2,841	188	7	152	5

TOTAL ASSETS	$149,520	$147,015	$145,183	$140,077	$138,208	$2,505	2%	$11,312	8%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$28,472	$27,292	$27,108	$27,186	$27,649	$1,180	4%	$823	3%
Interest-bearing	81,332	81,035	79,149	75,420	74,890	297	—	6,442	9

Total deposits	109,804	108,327	106,257	102,606	102,539	1,477	1	7,265	7
Federal funds purchased and securities sold under agreements to repurchase	1,148	900	717	714	802	248	28	346	43
Other short-term borrowed funds	3,211	2,512	2,770	3,300	2,630	699	28	581	22
Derivative liabilities	659	840	1,010	832	485	(181)	(22)	174	36
Deferred taxes, net	714	994	961	852	730	(280)	(28)	(16)	(2)
Long-term borrowed funds	12,790	11,902	11,810	10,035	9,886	888	7	2,904	29
Due to broker	—	—	86	276	—	—	—	—	—
Other liabilities	1,447	1,359	1,346	1,497	1,490	88	6	(43)	(3)

TOTAL LIABILITIES	129,773	126,834	124,957	120,112	118,562	2,939	2	11,211	9
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	247	247	247	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,722	18,740	18,735	18,730	18,725	(18)	—	(3)	—
Retained earnings	2,703	2,483	2,255	2,076	1,913	220	9	790	41
Treasury stock, at cost	(1,263)	(1,108)	(858)	(858)	(858)	(155)	(14)	(405)	(47)
Accumulated other comprehensive loss	(668)	(187)	(159)	(236)	(387)	(481)	NM	(281)	(73)

TOTAL STOCKHOLDERS’ EQUITY	19,747	20,181	20,226	19,965	19,646	(434)	(2)	101	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$149,520	$147,015	$145,183	$140,077	$138,208	$2,505	2%	$11,312	8%

Memo: Total tangible common equity	$13,154	$13,576	$13,608	$13,333	$13,000	($422)	(3%)	$154	1%

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES	AS OF					DECEMBER 31, 2016 CHANGE
	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2016		Dec 31, 2015
						$	%	$	%
LOANS AND LEASES:
Commercial	$37,274	$36,449	$35,927	$34,671	$33,264	$825	2%	$4,010	12%
Commercial real estate	10,624	10,152	9,825	9,406	8,971	472	5	1,653	18
Leases	3,753	3,788	3,805	3,895	3,979	(35)	(1)	(226)	(6)

Total commercial	51,651	50,389	49,557	47,972	46,214	1,262	3	5,437	12

Residential mortgages	15,115	14,602	13,855	13,345	13,318	513	4	1,797	13
Home equity loans	1,858	2,027	2,177	2,313	2,557	(169)	(8)	(699)	(27)
Home equity lines of credit	14,100	14,271	14,418	14,526	14,674	(171)	(1)	(574)	(4)
Home equity loans serviced by others[1]	750	796	860	930	986	(46)	(6)	(236)	(24)
Home equity lines of credit serviced by others[1]	219	238	273	339	389	(19)	(8)	(170)	(44)
Automobile	13,938	14,063	14,075	13,847	13,828	(125)	(1)	110	1
Student	6,610	5,997	5,516	5,006	4,359	613	10	2,251	52
Credit card	1,691	1,644	1,613	1,581	1,634	47	3	57	3
Other retail	1,737	1,440	1,207	1,132	1,083	297	21	654	60

Total retail	56,018	55,078	53,994	53,019	52,828	940	2	3,190	6

Total loans and leases	$107,669	$105,467	$103,551	$100,991	$99,042	$2,202	2%	$8,627	9%

Loans held for sale	$583	$526	$478	$365	$325	$57	11%	$258	79%
Other loans held for sale[2]	42	—	372	386	40	42	100	2	5

Loans and loans held for sale	$108,294	$105,993	$104,401	$101,742	$99,407	$2,301	2%	$8,887	9%

DEPOSITS:
Demand	$28,472	$27,292	$27,108	$27,186	$27,649	$1,180	4%	$823	3%
Checking with interest	20,714	20,573	19,838	18,706	17,921	141	1	2,793	16
Regular savings	8,964	8,797	8,841	8,748	8,218	167	2	746	9
Money market accounts	38,176	38,258	37,503	35,513	36,727	(82)	—	1,449	4
Term deposits	13,478	13,407	12,967	12,453	12,024	71	1	1,454	12

Total deposits	$109,804	$108,327	$106,257	$102,606	$102,539	$1,477	1%	$7,265	7%

[1]	Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	During the third quarter of 2016 we sold a $310 million TDR loan portfolio, which was previously reported in other loans held for sale.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

AVERAGE BALANCES	QUARTERLY TRENDS									FULL YEAR
						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,979	$2,121	$1,948	$1,675	$1,526	($142)	(7%)	$453	30%	$1,931	$1,746	$185	11%

Taxable investment securities	25,680	24,961	24,050	23,864	24,129	719	3	1,551	6	24,643	24,649	(6)	—
Non-taxable investment securities	8	8	9	9	9	—	—	(1)	(11)	8	9	(1)	(11)

Total investment securities	25,688	24,969	24,059	23,873	24,138	719	3	1,550	6	24,651	24,658	(7)	—

Investment securities and interest-bearing deposits	27,667	27,090	26,007	25,548	25,664	577	2	2,003	8	26,582	26,404	178	1

Commercial	36,965	35,986	35,622	34,018	33,080	979	3	3,885	12	35,652	32,673	2,979	9
Commercial real estate	10,294	9,905	9,649	9,108	8,855	389	4	1,439	16	9,741	8,231	1,510	18
Leases	3,773	3,813	3,863	3,917	3,884	(40)	(1)	(111)	(3)	3,841	3,902	(61)	(2)

Total commercial	51,032	49,704	49,134	47,043	45,819	1,328	3	5,213	11	49,234	44,806	4,428	10

Residential mortgages	14,896	14,155	13,491	13,465	13,030	741	5	1,866	14	14,005	12,338	1,667	14
Home equity loans	1,934	2,088	2,231	2,471	2,751	(154)	(7)	(817)	(30)	2,180	3,025	(845)	(28)
Home equity lines of credit	14,188	14,314	14,477	14,632	14,659	(126)	(1)	(471)	(3)	14,402	14,958	(556)	(4)
Home equity loans serviced by others[1]	774	837	899	958	1,017	(63)	(8)	(243)	(24)	867	1,117	(250)	(22)
Home equity lines of credit serviced by others[1]	228	256	299	340	375	(28)	(11)	(147)	(39)	281	453	(172)	(38)
Automobile	13,994	14,053	13,972	13,792	13,824	(59)	—	170	1	13,953	13,516	437	3
Student	6,215	5,750	5,407	4,852	4,052	465	8	2,163	53	5,558	3,313	2,245	68
Credit cards	1,654	1,623	1,600	1,601	1,625	31	2	29	2	1,620	1,621	(1)	—
Other retail	1,619	1,256	1,167	1,108	1,047	363	29	572	55	1,288	1,003	285	28

Total retail	55,502	54,332	53,543	53,219	52,380	1,170	2	3,122	6	54,154	51,344	2,810	5

Total loans and leases	106,534	104,036	102,677	100,262	98,199	2,498	2	8,335	8	103,388	96,150	7,238	8
Loans held for sale, at fair value	551	474	368	306	325	77	16	226	70	425	301	124	41
Other loans held for sale[3]	6	69	440	49	13	(63)	(91)	(7)	(54)	141	95	46	48

Interest-earning assets	134,758	131,669	129,492	126,165	124,201	3,089	2	10,557	8	130,536	122,950	7,586	6
Allowance for loan and lease losses	(1,234)	(1,243)	(1,219)	(1,212)	(1,196)	9	1	(38)	(3)	(1,227)	(1,196)	(31)	(3)
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Other noninterest-earning assets	6,915	7,097	7,030	6,951	6,417	(182)	(3)	498	8	6,998	6,440	558	9

Total noninterest-earning assets	12,557	12,730	12,687	12,615	12,097	(173)	(1)	460	4	12,647	12,120	527	4

TOTAL ASSETS	$147,315	$144,399	$142,179	$138,780	$136,298	$2,916	2%	$11,017	8%	$143,183	$135,070	$8,113	6%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$20,268	$19,997	$19,003	$17,993	$17,117	$271	1%	$3,151	18%	$19,320	$16,666	$2,654	16%
Money market accounts	38,397	37,597	36,187	36,225	36,488	800	2	1,909	5	37,106	35,401	1,705	5
Regular savings	8,826	8,779	8,762	8,394	8,087	47	1	739	9	8,691	8,057	634	8
Term deposits	13,191	12,806	12,581	12,199	12,201	385	3	990	8	12,696	12,424	272	2

Total interest-bearing deposits	80,682	79,179	76,533	74,811	73,893	1,503	2	6,789	9	77,813	72,548	5,265	7
Federal funds purchased and securities sold under agreements to repurchase[2]	1,024	910	974	881	1,635	114	13	(611)	(37)	947	3,364	(2,417)	(72)
Other short-term borrowed funds	3,428	2,564	3,743	3,098	4,964	864	34	(1,536)	(31)	3,207	5,865	(2,658)	(45)
Long-term borrowed funds	10,758	10,905	10,321	9,894	6,004	(147)	(1)	4,754	79	10,472	4,479	5,993	134

Total borrowed funds	15,210	14,379	15,038	13,873	12,603	831	6	2,607	21	14,626	13,708	918	7

Total interest-bearing liabilities	95,892	93,558	91,571	88,684	86,496	2,334	2	9,396	11	92,439	86,256	6,183	7
Total demand deposits	28,443	27,467	27,448	27,170	27,475	976	4	968	4	27,634	26,606	1,028	4
Other liabilities	3,088	3,317	3,145	3,112	2,721	(229)	(7)	367	13	3,165	2,671	494	18

TOTAL LIABILITIES	127,423	124,342	122,164	118,966	116,692	3,081	2	10,731	9	123,238	115,533	7,705	7

STOCKHOLDERS’ EQUITY	19,892	20,057	20,015	19,814	19,606	(165)	(1)	286	1	19,945	19,537	408	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$147,315	$144,399	$142,179	$138,780	$136,298	$2,916	2%	$11,017	8%	$143,183	$135,070	$8,113	6%

Memo: Total average tangible common equity	$13,291	$13,442	$13,386	$13,169	$12,948	($151)	(1%)	$343	3%	$13,322	$12,919	$403	3%

Total deposits (interest-bearing and demand)	$109,125	$106,646	$103,981	$101,981	$101,368	$2,479	2%	$7,757	8%	$105,447	$99,154	$6,293	6%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[3]	During the first half of 2016, certain troubled debt restructured loans were transferred from loans and leases to other loans held for sale. The average balances of troubled debt restructured loans held in other loans held for sale was $105 million for the year ended December 31 2016.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS										FULL YEAR
AVERAGE ANNUALIZED YIELDS & RATES	4Q16		3Q16		2Q16		1Q16		4Q15		2016		2015
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income /Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.43%	$2	0.41%	$2	0.39%	$2	0.42%	$2	0.41%	$1	0.41%	$8	0.29%	$5

Taxable investment securities	2.36	152	2.34	146	2.35	141	2.43	145	2.52	153	2.37	584	2.52	621
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.36	152	2.34	146	2.35	141	2.43	145	2.52	153	2.37	584	2.52	621

Investment securities and interest-bearing deposits		154		148		143		147		154		592		626

Commercial	3.22	304	3.14	290	3.09	278	3.08	264	2.92	247	3.13	1,136	2.87	951
Commercial real estate	2.98	78	2.82	71	2.74	67	2.69	62	2.49	56	2.81	278	2.53	211
Leases	2.32	22	2.43	23	2.45	24	2.44	24	2.44	23	2.41	93	2.50	97

Total commercial	3.11	404	3.02	384	2.97	369	2.95	350	2.80	326	3.01	1,507	2.78	1,259

Residential mortgages	3.46	129	3.59	127	3.61	122	3.76	126	3.77	123	3.60	504	3.77	465
Home equity loans	5.66	28	5.75	30	5.64	31	5.51	34	5.30	37	5.64	123	5.38	163
Home equity lines of credit	3.21	114	3.20	115	3.18	115	3.11	113	2.95	109	3.18	457	2.95	441
Home equity loans serviced by others[1]	7.18	13	7.24	16	7.11	16	6.94	17	6.94	17	7.11	62	6.94	77
Home equity lines of credit serviced by others[1]	3.17	2	2.47	2	2.02	1	2.19	2	2.40	2	2.41	7	2.44	11
Automobile	3.03	107	2.96	104	2.95	103	2.83	97	2.80	98	2.94	411	2.73	372
Student	5.11	80	5.10	73	5.07	69	5.02	60	4.97	51	5.08	282	5.03	167
Credit cards	11.14	46	11.24	46	11.18	44	11.29	45	10.91	45	11.22	181	10.97	178
Other retail	9.70	40	9.39	29	8.94	26	8.66	24	8.08	22	9.23	119	7.75	78

Total retail	4.01	559	3.98	542	3.95	527	3.91	518	3.82	504	3.96	2,146	3.80	1,952

Total loans and leases	3.58	963	3.52	926	3.48	896	3.46	868	3.34	830	3.51	3,653	3.32	3,211
Loans held for sale	3.29	5	3.35	4	3.41	3	3.70	3	3.44	2	3.40	15	3.47	10
Other loans held for sale	6.24	—	6.41	1	4.00	4	6.64	1	5.93	—	4.55	6	7.22	7

Total interest-earning assets	3.30	1,122	3.25	1,079	3.22	1,046	3.23	1,019	3.15	986	3.25	4,266	3.12	3,854
INTEREST-BEARING LIABILITIES:
Checking with interest	0.21	10	0.20	9	0.16	8	0.14	7	0.11	5	0.18	34	0.11	19
Money market accounts	0.39	39	0.38	35	0.35	31	0.32	28	0.32	29	0.36	133	0.32	115
Regular savings	0.04	—	0.05	2	0.04	1	0.04	1	0.03	1	0.04	4	0.03	2
Term deposits	0.82	27	0.76	25	0.74	23	0.80	24	0.84	25	0.78	99	0.82	101

Total interest-bearing deposits	0.38	76	0.36	71	0.33	63	0.32	60	0.33	60	0.35	270	0.33	237
Federal funds purchased and securities sold under agreements to repurchase[2]	0.23	—	0.24	1	0.19	—	0.23	1	0.64	3	0.22	2	0.46	16
Other short-term borrowed funds	0.81	7	1.54	10	1.25	12	1.40	11	1.26	16	1.22	40	1.13	67
Long-term borrowed funds	1.94	53	1.89	52	1.87	48	1.75	43	2.44	37	1.86	196	2.95	132

Total borrowed funds	1.57	60	1.72	63	1.60	60	1.58	55	1.74	56	1.62	238	1.56	215

Total interest-bearing liabilities	0.57	136	0.57	134	0.54	123	0.52	115	0.53	116	0.55	508	0.52	452
INTEREST RATE SPREAD	2.73%		2.68%		2.68%		2.71%		2.62%		2.70%		2.60%
NET INTEREST MARGIN	2.90		2.84		2.84		2.86		2.77		2.86		2.75
Memo Total deposits costs	0.28	76	0.27	71	0.27	63	0.24	60	0.24	60	0.26	270	0.24	237

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	FOURTH QUARTER 2016				THIRD QUARTER 2016				CHANGE
									4Q16 from 3Q16
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$639	$347	$—	$986	$621	$327	($3)	$945	$41		4%
Noninterest income	227	122	28	377	229	123	83	435	(58)		(13)

Total revenue	866	469	28	1,363	850	450	80	1,380	(17)		(1)
Noninterest expense	649	187	11	847	650	181	36	867	(20)		(2)

Profit before provision for credit losses	217	282	17	516	200	269	44	513	3		1
Provision for credit losses	74	20	8	102	57	19	10	86	16		19

Income before income tax expense (benefit)	143	262	9	414	143	250	34	427	(13)		(3)
Income tax expense (benefit)	51	90	(9)	132	51	88	(9)	130	2		2

Net income	$92	$172	$18	$282	$92	$162	$43	$297	($15)		(5%)

Average Balances
Total assets	$58,066	$48,024	$41,225	$147,315	$56,689	$47,902	$39,808	$144,399	$2,916		2%
Total loans and leases[2]	56,711	47,010	3,370	107,091	55,376	46,611	2,592	104,579	2,512		2
Deposits	73,124	29,410	6,591	109,125	72,141	27,847	6,658	106,646	2,479		2
Interest-earning assets	56,764	47,070	30,924	134,758	55,423	46,666	29,580	131,669	3,089		2
Key Metrics
Net interest margin	4.47%	2.93%	NM	2.90%	4.46%	2.79%	NM	2.84%	6	bps
Efficiency ratio	74.90	39.83	NM	62.18	76.46	40.21	NM	62.88	(70	) bps
Loans-to-deposits ratio (period-end balances)[2]	77.33	166.25	NM	98.62	77.22	161.45	NM	97.85	77	bps
Loans-to-deposits ratio (average balances)[2]	77.55	159.84	NM	98.14	76.76	167.38	NM	98.06	8	bps
Return on average total tangible assets	0.63	1.42	NM	0.79	0.64	1.35	NM	0.86	(7	) bps
Return on average tangible common equity[3]	6.97	12.94	NM	8.43	7.04	12.50	NM	8.58	(15	) bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(dollars in millions, except ratios)

	FOURTH QUARTER 2016				FOURTH QUARTER 2015				CHANGE
									4Q16 from 4Q15
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$639	$347	$—	$986	$565	$301	$4	$870	$116		13%
Noninterest income	227	122	28	377	226	107	29	362	15		4

Total revenue	866	469	28	1,363	791	408	33	1,232	131		11
Noninterest expense	649	187	11	847	624	180	6	810	37		5

Profit before provision for credit losses	217	282	17	516	167	228	27	422	94		22
Provision for credit losses	74	20	8	102	65	(2)	28	91	11		12

Income (loss) before income tax expense (benefit)	143	262	9	414	102	230	(1)	331	83		25
Income tax expense (benefit)	51	90	(9)	132	35	78	(3)	110	22		20

Net income	$92	$172	$18	$282	$67	$152	$2	$221	$61		28%

Average Balances
Total assets	$58,066	$48,024	$41,225	$147,315	$54,065	$43,835	$38,398	$136,298	$11,017		8%
Total loans and leases[2]	56,711	47,010	3,370	107,091	52,737	42,642	3,158	98,537	8,554		9
Deposits	73,124	29,410	6,591	109,125	70,939	24,600	5,829	101,368	7,757		8
Interest-earning assets	56,764	47,070	30,924	134,758	52,785	42,777	28,639	124,201	10,557		8
Key Metrics
Net interest margin	4.47%	2.93%	NM	2.90%	4.25%	2.80%	NM	2.77%	13	bps
Efficiency ratio	74.90	39.83	NM	62.18	78.85	44.02	NM	65.76	(358	) bps
Loans-to-deposits ratio (period-end balances)[2]	77.33	166.25	NM	98.62	74.53	172.59	NM	96.94	168	bps
Loans-to-deposits ratio (average balances)[2]	77.55	159.84	NM	98.14	74.34	173.34	NM	97.21	93	bps
Return on average total tangible assets	0.63	1.42	NM	0.79	0.49	1.37	NM	0.67	12	bps
Return on average tangible common equity[3]	6.97	12.94	NM	8.43	5.50	12.57	NM	6.75	168	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(dollars in millions, except ratios)

	FULL YEAR 2016				FULL YEAR 2015				CHANGE
									2016 from 2015
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$2,443	$1,288	$27	$3,758	$2,198	$1,162	$42	$3,402	$356		10%
Noninterest income	883	466	148	1,497	910	415	97	1,422	75		5

Total revenue	3,326	1,754	175	5,255	3,108	1,577	139	4,824	431		9
Noninterest expense	2,547	741	64	3,352	2,456	709	94	3,259	93		3

Profit before provision for credit losses	779	1,013	111	1,903	652	868	45	1,565	338		22
Provision for credit losses	243	47	79	369	252	(13)	63	302	67		22

Income (loss) before income tax expense (benefit)	536	966	32	1,534	400	881	(18)	1,263	271		21
Income tax expense (benefit)	191	335	(37)	489	138	302	(17)	423	66		16

Net income (loss)	$345	$631	$69	$1,045	$262	$579	($1)	$840	$205		24%

Average Balances
Total assets	$56,388	$47,159	$39,636	$143,183	$52,848	$42,800	$39,422	$135,070	$8,113		6%
Total loans and leases[2]	55,052	45,903	2,999	103,954	51,484	41,593	3,469	96,546	7,408		8
Deposits	72,003	26,811	6,633	105,447	69,748	23,473	5,933	99,154	6,293		6
Interest-earning assets	55,101	45,978	29,457	130,536	51,525	41,689	29,736	122,950	7,586		6
Key Metrics
Net interest margin	4.43%	2.80%	NM	2.86%	4.27%	2.79%	NM	2.75%	11	bps
Efficiency ratio	76.57	42.26	NM	63.80	79.02	44.94	NM	67.56	(376	) bps
Loans-to-deposits ratio (period-end balances)[2]	77.33	166.25	NM	98.62	75.53	172.59	NM	96.94	168	bps
Loans-to-deposits ratio (average balances)[2]	76.46	171.21	NM	98.58	73.81	177.19	NM	97.37	121	bps
Return on average total tangible assets	0.61	1.34	NM	0.76	0.50	1.35	NM	0.65	11	bps
Return on average tangible common equity[3]	6.68	12.44	NM	7.74	5.53	12.41	NM	6.45	129	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FULL YEAR
CONSUMER BANKING						4Q16 Change								2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16			4Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$639	$621	$602	$581	$565	$18		3%	$74		13%	$2,443	$2,198	$245		11%
Noninterest income	227	229	219	208	226	(2)		(1)	1		—	883	910	(27)		(3)

Total revenue	866	850	821	789	791	16		2	75		9	3,326	3,108	218		7
Noninterest expense	649	650	632	616	624	(1)		—	25		4	2,547	2,456	91		4

Profit before provision for credit losses	217	200	189	173	167	17		9	50		30	779	652	127		19
Provision for credit losses	74	57	49	63	65	17		30	9		14	243	252	(9)		(4)

Income before income tax expense	143	143	140	110	102	—		—	41		40	536	400	136		34
Income tax expense	51	51	50	39	35	—		—	16		46	191	138	53		38

Net income	$92	$92	$90	$71	$67	$—		—%	$25		37%	$345	$262	$83		32%

Average Balances
Total assets	$58,066	$56,689	$55,660	$55,116	$54,065	$1,377		2%	$4,001		7%	$56,388	$52,848	$3,540		7%
Total loans and leases[1]	56,711	55,376	54,353	53,744	52,737	1,335		2	3,974		8	55,052	51,484	3,568		7
Deposits	73,124	72,141	71,863	70,871	70,939	983		1	2,185		3	72,003	69,748	2,255		3
Interest-earning assets	56,764	55,423	54,400	53,793	52,785	1,341		2	3,979		8	55,101	51,525	3,576		7
Key Metrics
Net interest margin	4.47%	4.46%	4.45%	4.35%	4.25%	7	bps		22	bps		4.43%	4.27%	16	bps
Efficiency ratio	74.90	76.46	76.68	78.08	78.85	(156	) bps		(395	) bps		76.57	79.02	(245	) bps
Loans-to-deposits ratio (period-end balances)[1]	77.33	77.22	76.05	74.74	74.53	11	bps		280	bps		77.33	74.53	280	bps
Loans-to-deposits ratio (average balances)[1]	77.55	76.76	75.63	75.83	74.34	79	bps		321	bps		76.46	73.81	265	bps
Return on average total tangible assets	0.63	0.64	0.65	0.52	0.49	(1	) bps		14	bps		0.61	0.50	11	bps
Return on average tangible common equity[2]	6.97	7.04	7.09	5.59	5.50	(7	) bps		147	bps		6.68	5.53	115	bps

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FULL YEAR
COMMERCIAL BANKING						4Q16 Change								2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16			4Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$347	$327	$314	$300	$301	$20		6%	$46		15%	$1,288	$1,162	$126		11%
Noninterest income	122	123	122	99	107	(1)		(1)	15		14	466	415	51		12

Total revenue	469	450	436	399	408	19		4	61		15	1,754	1,577	177		11
Noninterest expense	187	181	186	187	180	6		3	7		4	741	709	32		5

Profit before provision for credit losses	282	269	250	212	228	13		5	54		24	1,013	868	145		17
Provision for credit losses	20	19	(1)	9	(2)	1		5	22		NM	47	(13)	60		NM

Income before income tax expense	262	250	251	203	230	12		5	32		14	966	881	85		10
Income tax expense	90	88	87	70	78	2		2	12		15	335	302	33		11

Net income	$172	$162	$164	$133	$152	$10		6%	$20		13%	$631	$579	$52		9%

Average Balances
Total assets	$48,024	$47,902	$47,388	$45,304	$43,835	$122		—%	$4,189		10%	$47,159	$42,800	$4,359		10%
Total loans and leases[1]	47,010	46,611	46,073	43,899	42,642	399		1	4,368		10	45,903	41,593	4,310		10
Deposits	29,410	27,847	25,113	24,833	24,600	1,563		6	4,810		20	26,811	23,473	3,338		14
Interest-earning assets	47,070	46,666	46,170	43,987	42,777	404		1	4,293		10	45,978	41,689	4,289		10
Key Metrics
Net interest margin	2.93%	2.79%	2.74%	2.74%	2.80%	14	bps		13	bps		2.80%	2.79%	1	bps
Efficiency ratio	39.83	40.21	42.88	46.74	44.02	(38	) bps		(419	) bps		42.26	44.94	(268	) bps
Loans-to-deposits ratio (period-end balances)[1]	166.25	161.45	172.65	185.13	172.59	480	bps		(634	) bps		166.25	172.59	(634	) bps
Loans-to-deposits ratio (average balances)[1]	159.84	167.38	183.46	176.78	173.34	(754	) bps		(1,350	) bps		171.21	177.19	(598	) bps
Return on average total tangible assets	1.42	1.35	1.39	1.18	1.37	7	bps		5	bps		1.34	1.35	(1	) bps
Return on average tangible common equity[2]	12.94	12.50	13.04	11.19	12.57	44	bps		37	bps		12.44	12.41	3	bps

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
Net interest income	$—	($3)	$7	$23	$4	$3	100%	($4)	(100%)	$27	$42	($15)	(36%)
Noninterest income	28	83	14	23	29	(55)	(66)	(1)	(3)	148	97	51	53

Total revenue	28	80	21	46	33	(52)	(65)	(5)	(15)	175	139	36	26
Noninterest expense	11	36	9	8	6	(25)	(69)	5	83	64	94	(30)	(32)

Profit before provision for credit losses	17	44	12	38	27	(27)	(61)	(10)	(37)	111	45	66	147
Provision for credit losses	8	10	42	19	28	(2)	(20)	(20)	(71)	79	63	16	25

Income (loss) before income tax expense (benefit)	9	34	(30)	19	(1)	(25)	(74)	10	NM	32	(18)	50	NM
Income tax expense (benefit)	(9)	(9)	(19)	—	(3)	—	—	(6)	(200)	(37)	(17)	(20)	(118)

Net income (loss)	$18	$43	($11)	$19	$2	($25)	(58%)	$16	NM	$69	($1)	$70	NM

Average Balances
Total assets	$41,225	$39,808	$39,131	$38,360	$38,398	$1,417	4%	$2,827	7%	$39,636	$39,422	$214	1%
Total loans and leases	3,370	2,592	3,059	2,974	3,158	778	30	212	7	2,999	3,469	(470)	(14)
Deposits	6,591	6,658	7,005	6,277	5,829	(67)	(1)	762	13	6,633	5,933	700	12
Interest-earning assets	30,924	29,580	28,922	28,385	28,639	1,344	5	2,285	8	29,457	29,736	(279)	(1)

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FULL YEAR
CONSOLIDATED						4Q16 Change								2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16			4Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$986	$945	$923	$904	$870	$41		4%	$116		13%	$3,758	$3,402	$356		10%
Noninterest income	377	435	355	330	362	(58)		(13)	15		4	1,497	1,422	75		5

Total revenue	1,363	1,380	1,278	1,234	1,232	(17)		(1)	131		11	5,255	4,824	431		9
Noninterest expense	847	867	827	811	810	(20)		(2)	37		5	3,352	3,259	93		3

Profit before provision for credit losses	516	513	451	423	422	3		1	94		22	1,903	1,565	338		22
Provision for credit losses	102	86	90	91	91	16		19	11		12	369	302	67		22

Income before income tax expense	414	427	361	332	331	(13)		(3)	83		25	1,534	1,263	271		21
Income tax expense	132	130	118	109	110	2		2	22		20	489	423	66		16

Net income	$282	$297	$243	$223	$221	($15)		(5%)	$61		28%	$1,045	$840	$205		24%

Average Balances
Total assets	$147,315	$144,399	$142,179	$138,780	$136,298	$2,916		2%	$11,017		8%	$143,183	$135,070	$8,113		6%
Total loans and leases[1]	107,091	104,579	103,485	100,617	98,537	2,512		2	8,554		9	103,954	96,546	7,408		8
Deposits	109,125	106,646	103,981	101,981	101,368	2,479		2	7,757		8	105,447	99,154	6,293		6
Interest-earning assets	134,758	131,669	129,492	126,165	124,201	3,089		2	10,557		8	130,536	122,950	7,586		6
Key Metrics
Net interest margin	2.90%	2.84%	2.84%	2.86%	2.77%	6	bps		13	bps		2.86%	2.75%	11	bps
Efficiency ratio	62.18	62.88	64.71	65.66	65.76	(70	) bps		(358	) bps		63.80	67.56	(376	) bps
Loans-to-deposits ratio (period-end balances)[1]	98.62	97.85	98.25	99.16	96.94	77	bps		168	bps		98.62	96.94	168	bps
Loans-to-deposits ratio (average balances)[1]	98.14	98.06	99.52	98.66	97.21	8	bps		93	bps		98.58	97.37	121	bps
Return on average total tangible assets	0.79	0.86	0.72	0.68	0.67	(7	) bps		12	bps		0.76	0.65	11	bps
Return on average tangible common equity	8.43	8.58	7.30	6.61	6.75	(15	) bps		168	bps		7.74	6.45	129	bps

[1]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
Net interest income:
Consumer Banking	$639	$621	$602	$581	$565	$18	3%	$74	13%	$2,443	$2,198	$245	11%
Commercial Banking	347	327	314	300	301	20	6	46	15	1,288	1,162	126	11
Other	—	(3)	7	23	4	3	100	(4)	(100)	27	42	(15)	(36)

Net interest income	$986	$945	$923	$904	$870	$41	4%	$116	13%	$3,758	$3,402	$356	10%

Noninterest income:
Consumer Banking	$227	$229	$219	$208	$226	($2)	(1%)	$1	—%	$883	$910	($27)	(3%)
Commercial Banking	122	123	122	99	107	(1)	(1)	15	14	466	415	51	12
Other	28	83	14	23	29	(55)	66	(1)	(3)	148	97	51	53

Noninterest income	$377	$435	$355	$330	$362	($58)	(13%)	$15	4%	$1,497	$1,422	$75	5%

Total revenue:
Consumer Banking	$866	$850	$821	$789	$791	$16	2%	$75	9%	$3,326	$3,108	$218	7%
Commercial Banking	469	450	436	399	408	19	4	61	15	1,754	1,577	177	11
Other	28	80	21	46	33	(52)	(65)	(5)	(15)	175	139	36	26

Total revenue	$1,363	$1,380	$1,278	$1,234	$1,232	($17)	(1%)	$131	11%	$5,255	$4,824	$431	9%

Noninterest expense:
Consumer Banking	$649	$650	$632	$616	$624	($1)	—%	$25	4%	$2,547	$2,456	$91	4%
Commercial Banking	187	181	186	187	180	6	3	7	4	741	709	32	5
Other	11	36	9	8	6	(25)	(69)	5	83	64	94	(30)	(32)

Noninterest expense	$847	$867	$827	$811	$810	($20)	(2%)	$37	5%	$3,352	$3,259	$93	3%

Profit before provision for credit losses:
Consumer Banking	$217	$200	$189	$173	$167	$17	9%	$50	30%	$779	$652	$127	19%
Commercial Banking	282	269	250	212	228	13	5	54	24	1,013	868	145	17
Other	17	44	12	38	27	(27)	(61)	(10)	(37)	111	45	66	147

Profit before provision for credit losses	$516	$513	$451	$423	$422	$3	1%	$94	22%	$1,903	$1,565	$338	22%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
Provision for credit losses:
Consumer Banking	$74	$57	$49	$63	$65	$17	30%	$9	14%	$243	$252	($9)	(4%)
Commercial Banking	20	19	(1)	9	(2)	1	5	22	NM	47	(13)	60	NM
Other	8	10	42	19	28	(2)	(20)	(20)	(71)	79	63	16	25

Provision for credit losses	$102	$86	$90	$91	$91	$16	19%	$11	12%	$369	$302	$67	22%

Income before income tax expense:
Consumer Banking	$143	$143	$140	$110	$102	$—	—%	$41	40%	$536	$400	$136	34%
Commercial Banking	262	250	251	203	230	12	5	32	14	966	881	85	10
Other	9	34	(30)	19	(1)	(25)	(74)	10	NM	32	(18)	50	NM

Income before income tax expense	$414	$427	$361	$332	$331	($13)	(3%)	$83	25%	$1,534	$1,263	$271	21%

Income tax expense:
Consumer Banking	$51	$51	$50	$39	$35	$—	—%	$16	46%	$191	$138	$53	38%
Commercial Banking	90	88	87	70	78	2	2	12	15	335	302	33	11
Other	(9)	(9)	(19)	—	(3)	—	—	(6)	(200)	(37)	(17)	(20)	(118)

Income tax expense	$132	$130	$118	$109	$110	$2	2%	$22	20%	$489	$423	$66	16%

Net income:
Consumer Banking	$92	$92	$90	$71	$67	$—	—%	$25	37%	$345	$262	$83	32%
Commercial Banking	172	162	164	133	152	10	6	20	13	631	579	52	9
Other	18	43	(11)	19	2	(25)	(58)	16	NM	69	(1)	70	NM

Net income	$282	$297	$243	$223	$221	($15)	(5%)	$61	28%	$1,045	$840	$205	24%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
AVERAGE BALANCES						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
Total assets:
Consumer Banking	$58,066	$56,689	$55,660	$55,116	$54,065	$1,377	2%	$4,001	7%	$56,388	$52,848	$3,540	7%
Commercial Banking	48,024	47,902	47,388	45,304	43,835	122	—	4,189	10	47,159	42,800	4,359	10
Other	41,225	39,808	39,131	38,360	38,398	1,417	4	2,827	7	39,636	39,422	214	1

Total Assets	$147,315	$144,399	$142,179	$138,780	$136,298	$2,916	2%	$11,017	8%	$143,183	$135,070	$8,113	6%

Loans and leases[1]:
Consumer Banking	$56,711	$55,376	$54,353	$53,744	$52,737	$1,335	2%	$3,974	8%	$55,052	$51,484	$3,568	7%
Commercial Banking	47,010	46,611	46,073	43,899	42,642	399	1	4,368	10	45,903	41,593	4,310	10
Other	3,370	2,592	3,059	2,974	3,158	778	30	212	7	2,999	3,469	(470)	(14)

Total loans and leases	$107,091	$104,579	$103,485	$100,617	$98,537	$2,512	2%	$8,554	9%	$103,954	$96,546	$7,408	8%

Deposits:
Consumer Banking	$73,124	$72,141	$71,863	$70,871	$70,939	$983	1%	$2,185	3%	$72,003	$69,748	$2,255	3%
Commercial Banking	29,410	27,847	25,113	24,833	24,600	1,563	6	4,810	20	26,811	23,473	3,338	14
Other	6,591	6,658	7,005	6,277	5,829	(67)	(1)	762	13	6,633	5,933	700	12

Total deposits	$109,125	$106,646	$103,981	$101,981	$101,368	$2,479	2%	$7,757	8%	$105,447	$99,154	$6,293	6%

Interest-earning assets:
Consumer Banking	$56,764	$55,423	$54,400	$53,793	$52,785	$1,341	2%	$3,979	8%	$55,101	$51,525	$3,576	7%
Commercial Banking	47,070	46,666	46,170	43,987	42,777	404	1	4,293	10	45,978	41,689	4,289	10
Other	30,924	29,580	28,922	28,385	28,639	1,344	5	2,285	8	29,457	29,736	(279)	(1)

Total interest-earning assets	$134,758	$131,669	$129,492	$126,165	$124,201	$3,089	2%	$10,557	8%	$130,536	$122,950	$7,586	6%

[1]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS							FULL YEAR
KEY METRICS						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
						bps	bps			bps
Net Interest Margin (NIM)
Consumer Banking	4.47%	4.46%	4.45%	4.35%	4.25%	1	22	4.43%	4.27%	16
Commercial Banking	2.93	2.79	2.74	2.74	2.80	14	13	2.80	2.79	1
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
NIM	2.90	2.84	2.84	2.84	2.77	6	13	2.86	2.75	11

Efficiency Ratio
Consumer Banking	74.90%	76.46%	76.98%	78.08%	78.85%	(156)	(395)	76.57%	79.02%	(245)
Commercial Banking	39.83	40.21	42.88	46.74	44.02	(38)	(419)	42.26	44.94	(268)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
Efficiency Ratio	62.18	62.88	64.71	65.66	65.76	(70)	(358)	63.80	67.56	(376)

Loans-to-Deposits Ratio (period-end balance) (LDR)[1]
Consumer Banking	77.33%	77.22%	76.05%	74.74%	74.53%	11	280	77.33%	74.53%	280
Commercial Banking	166.25	161.45	172.65	185.13	172.59	480	(634)	166.25	172.59	(634)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
LDR	98.62	97.85	98.25	99.16	96.94	77	168	98.62	96.94	168

Loans-to-Deposits Ratio (average balance) (LDR)[1]
Consumer Banking	77.55%	76.76%	75.63%	75.83%	74.34%	79	321	76.46%	73.81%	265
Commercial Banking	159.84	167.38	183.46	176.78	173.34	(754)	(1,350)	171.21	177.19	(598)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
LDR	98.14	98.06	99.52	98.66	97.21	8	93	98.58	97.37	121

Return on Average Tangible Assets (ROTA)
Consumer Banking	0.63%	0.64%	0.65%	0.52%	0.49%	(1)	14	0.61%	0.50%	11
Commercial Banking	1.42	1.35	1.39	1.18	1.37	7	5	1.34	1.35	(1)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
ROTA	0.79	0.86	0.72	0.68	0.67	(7)	12	0.76	0.65	11

Return on Average Tangible Common Equity (ROTCE)[2]
Consumer Banking	6.97%	7.04%	7.09%	5.59%	5.50%	(7)	147	6.68%	5.53%	115
Commercial Banking	12.94	12.50	13.04	11.19	12.57	44	37	12.44	12.41	3
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
ROTCE	8.43	8.58	7.30	6.61	6.75	(15)	168	7.74	6.45	129

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					DECEMBER 31, 2016 CHANGE
	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2016		Dec 31, 2015
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$37,274	$36,449	$35,927	$34,671	$33,264	$825	2%	$4,010	12%
Commercial real estate	10,624	10,152	9,825	9,406	8,971	472	5	1,653	18
Leases	3,753	3,788	3,805	3,895	3,979	(35)	(1)	(226)	(6)

Total commercial	51,651	50,389	49,557	47,972	46,214	1,262	3	5,437	12
Residential mortgages	15,115	14,602	13,855	13,345	13,318	513	4	1,797	13
Home equity loans	1,858	2,027	2,177	2,313	2,557	(169)	(8)	(699)	(27)
Home equity lines of credit	14,100	14,271	14,418	14,526	14,674	(171)	(1)	(574)	(4)
Home equity loans serviced by others[1]	750	796	860	930	986	(46)	(6)	(236)	(24)
Home equity lines of credit serviced by others[1]	219	238	273	339	389	(19)	(8)	(170)	(44)
Automobile	13,938	14,063	14,075	13,847	13,828	(125)	(1)	110	1
Student	6,610	5,997	5,516	5,006	4,359	613	10	2,251	52
Credit card	1,691	1,644	1,613	1,581	1,634	47	3	57	3
Other retail	1,737	1,440	1,207	1,132	1,083	297	21	654	60

Total retail	56,018	55,078	53,994	53,019	52,828	940	2	3,190	6

Total loans and leases	107,669	105,467	103,551	100,991	99,042	2,202	2	8,627	9

Derivative receivable - commercial	621	1,084	1,297	1,057	619	(463)	(43)	2	—
Derivative receivable - retail	6	18	15	11	6	(12)	(67)	—	—

Total derivative receivable	627	1,102	1,312	1,068	625	(475)	(43)	2	—

Total credit-related assets	108,296	106,569	104,863	102,059	99,667	1,727	2	8,629	9

Undrawn commitments to extend credit - commercial	34,005	32,991	32,018	30,352	30,823	1,014	3	3,182	10
Financial standby letters of credit	1,892	1,980	1,946	1,921	2,010	(88)	(4)	(118)	(6)
Performance letters of credit	40	40	37	41	42	—	—	(2)	(5)
Commercial letters of credit	43	55	70	63	87	(12)	(22)	(44)	(51)
Marketing rights	44	44	46	47	47	—	—	(3)	(6)
Risk participation agreements	19	51	64	53	26	(32)	(63)	(7)	(27)

Total commercial lending-related arrangements	36,043	35,161	34,181	32,477	33,035	882	3	3,008	9
Undrawn commitments to extend credit - retail	26,867	27,134	26,604	26,637	25,701	(267)	(1)	1,166	5
Residential mortgage loans sold with recourse	8	9	9	10	10	(1)	(11)	(2)	(20)

Total retail lending-related arrangements	26,875	27,143	26,613	26,647	25,711	(268)	(1)	1,164	5

Total lending-related arrangements	62,918	62,304	60,794	59,124	58,746	614	1	4,172	7

Total credit exposure	$171,214	$168,873	$165,657	$161,183	$158,413	$2,341	1%	$12,801	8%

Memo: Total credit exposure by product category
Commercial exposure	$88,315	$86,634	$85,035	$81,506	$79,868	$1,681	2%	$8,447	11%
Retail exposure	82,899	82,239	80,622	79,677	78,545	660	1	4,354	6

Total credit exposure	$171,214	$168,873	$165,657	$161,183	$158,413	$2,341	1%	$12,801	8%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					DECEMBER 31, 2016 CHANGE
	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2016			Dec 31, 2015
						$/bps		%	$/bps		%
NONPERFORMING ASSETS:
Commercial	$322	$334	$277	$284	$71	($12)		(4%)	$251		NM
Commercial real estate	50	62	70	86	77	(12)		(19)	(27)		(35)
Leases	15	—	—	—	—	15		100	15		100

Total commercial	387	396	347	370	148	(9)		(2)	239		161
Residential mortgages[2]	144	170	174	174	331	(26)		(15)	(187)		(56)
Home equity loans	98	105	104	99	135	(7)		(7)	(37)		(27)
Home equity lines of credit	243	249	251	261	272	(6)		(2)	(29)		(11)
Home equity loans serviced by others[3]	32	32	33	37	38	—		—	(6)		(16)
Home equity lines of credit serviced by others[3]	33	42	38	38	32	(9)		(21)	1		3
Automobile	50	55	43	42	42	(5)		(9)	8		19
Student	38	38	37	40	41	—		—	(3)		(7)
Credit card	16	16	14	16	16	—		—	—		—
Other retail	4	4	3	2	5	—		—	(1)		(20)

Total retail	658	711	697	709	912	(53)		(7)	(254)		(28)

Nonperforming loans and leases[1]	1,045	1,107	1,044	1,079	1,060	(62)		(6)	(15)		(1)

Accruing loans past due 90 days or more not included above	$26	$24	$26	$32	$—
Accruing loans past due 90 days or more included above	—	—	—	—	9

Commercial	$—	$—	$1	$1	$1	$—		—%	($1)		(100%)
Retail	49	49	47	47	45	—		—	4		9

Other nonperforming assets	49	49	48	48	46	—		—	3		7

Nonperforming assets	$1,094	$1,156	$1,092	$1,127	$1,106	($62)		(5%)	($12)		(1%)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$387	$396	$348	$371	$149	($9)		(2%)	$238		160%
Retail	707	760	744	756	957	(53)		(7)	(250)		(26)

Nonperforming assets	$1,094	$1,156	$1,092	$1,127	$1,106	($62)		(5%)	($12)		(1%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.15%	1.18%	1.20%	1.21%	1.23%	(3	) bps		(8	) bps
Allowance for loan and lease losses to nonperforming loans and leases[1]	118.32	112.03	119.27	113.43	114.64	629	bps		368	bps
Nonperforming loans and leases to loans and leases[1]	0.97	1.05	1.01	1.07	1.07	(8	) bps		(10	) bps
Nonperforming assets to total assets[1]	0.73	0.79	0.75	0.80	0.80	(6	) bps		(7	) bps

[1]	Nonperforming loans and leases included loans and leases on nonaccrual. Nonperforming loans and leases for periods prior to March 31, 2016 included loans and leases on nonaccrual and loans and leases accruing and 90 days or more past due.
[2]	Nonperforming balances at December 31, 2016 excluded $18 million of first lien residential mortgage loans that are 100% guaranteed by the Federal Housing Administration and $32 million of guaranteed residential mortgage loans sold to GNMA for which the Company has the right but not the obligation to repurchase.
[3]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS:
Commercial	$19	$20	$4	$13	$3	($1)	(5%)	$16	NM	$56	$30	$26	87%
Commercial real estate	1	10	3	—	1	(9)	(90)	—	—	14	6	8	133
Leases	6	3	—	—	—	3	100	6	100	9	—	9	100

Total commercial	26	33	7	13	4	(7)	(21)	22	NM	79	36	43	119
Residential mortgages	6	4	5	6	5	2	50	1	20	21	22	(1)	(5)
Home equity loans	3	7	3	3	11	(4)	(57)	(8)	(73)	16	34	(18)	(53)
Home equity lines of credit	10	9	11	13	9	1	11	1	11	43	59	(16)	(27)
Home equity loans serviced by others[1]	9	9	11	9	9	—	—	—	—	38	32	6	19
Home equity lines of credit serviced by others[1]	2	3	4	3	4	(1)	(33)	(2)	(50)	12	14	(2)	(14)
Automobile	50	39	32	39	39	11	28	11	28	160	117	43	37
Student	16	11	14	11	14	5	45	2	14	52	51	1	2
Credit card	15	14	15	14	14	1	7	1	7	58	59	(1)	(2)
Other retail	15	16	11	15	15	(1)	(6)	—	—	57	56	1	2

Total retail	126	112	106	113	120	14	13	6	5	457	444	13	3

Total gross charge-offs	$152	$145	$113	$126	$124	$7	5%	$28	23%	$536	$480	$56	12%

GROSS RECOVERIES:
Commercial	$8	$5	$5	$3	$4	$3	60%	$4	100%	$21	$18	$3	17%
Commercial real estate	2	9	—	1	3	(7)	(78)	(1)	(33)	12	31	(19)	(61)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	10	14	5	4	7	(4)	(29)	3	43	33	49	(16)	(33)
Residential mortgages	2	2	2	3	4	—	—	(2)	(50)	9	12	(3)	(25)
Home equity loans	3	10	3	2	4	(7)	(70)	(1)	(25)	18	11	7	64
Home equity lines of credit	4	7	4	3	4	(3)	(43)	—	—	18	18	—	—
Home equity loans serviced by others[1]	4	5	6	4	4	(1)	(20)	—	—	19	17	2	12
Home equity lines of credit serviced by others[1]	1	2	2	1	2	(1)	(50)	(1)	(50)	6	8	(2)	(25)
Automobile	16	15	17	17	15	1	7	1	7	65	49	16	33
Student	2	3	3	3	3	(1)	(33)	(1)	(33)	11	12	(1)	(8)
Credit card	2	2	2	2	2	—	—	—	—	8	8	—	—
Other retail	4	2	4	4	2	2	100	2	100	14	12	2	17

Total retail	38	48	43	39	40	(10)	(21)	(2)	(5)	168	147	21	14

Total gross recoveries	$48	$62	$48	$43	$47	($14)	(23%)	$1	2%	$201	$196	$5	3%

NET CHARGE-OFFS (RECOVERIES):
Commercial	$11	$15	($1)	$10	($1)	($4)	(27%)	$12	NM	$35	$12	$23	192%
Commercial real estate	(1)	1	3	(1)	(2)	(2)	(200)	1	50	2	(25)	27	108
Leases	6	3	—	—	—	3	100	6	100	9	—	9	100

Total commercial	16	19	2	9	(3)	(3)	(16)	19	NM	46	(13)	59	NM
Residential mortgages	4	2	3	3	1	2	100	3	NM	12	10	2	20
Home equity loans	—	(3)	—	1	7	3	100	(7)	(100)	(2)	23	(25)	(109)
Home equity lines of credit	6	2	7	10	5	4	200	1	20	25	41	(16)	(39)
Home equity loans serviced by others[1]	5	4	5	5	5	1	25	—	—	19	15	4	27
Home equity lines of credit serviced by others[1]	1	1	2	2	2	—	—	(1)	(50)	6	6	—	—
Automobile	34	24	15	22	24	10	42	10	42	95	68	27	40
Student	14	8	11	8	11	6	75	3	27	41	39	2	5
Credit card	13	12	13	12	12	1	8	1	8	50	51	(1)	(2)
Other retail	11	14	7	11	13	(3)	(21)	(2)	(15)	43	44	(1)	(2)

Total retail	88	64	63	74	80	24	38	8	10	289	297	(8)	(3)

Total net charge-offs (recoveries)	$104	$83	$65	$83	$77	$21	25%	$27	35%	$335	$284	$51	18%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FULL YEAR
						4Q16 Change								2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16			4Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial	0.13%	0.16%	(0.01%)	0.12%	(0.01%)	(3	) bps		14	bps		0.10%	0.04%	6	bps
Commercial real estate	(0.08)	0.05	0.11	(0.01)	(0.11)	(13	) bps		3	bps		0.02	(0.31)	33	bps
Leases	0.65	0.30	—	—	—	35	bps		65	bps		0.23	—	23	bps
Total commercial	0.13	0.15	0.01	0.08	(0.03)	(2	) bps		16	bps		0.09	(0.03)	12	bps
Residential mortgages	0.10	0.05	0.08	0.09	0.05	5	bps		5	bps		0.08	0.09	(1	) bps
Home equity loans	(0.02)	(0.36)	0.01	0.06	1.07	34	bps		(109	) bps		(0.07)	0.76	(83	) bps
Home equity lines of credit	0.19	0.07	0.19	0.26	0.12	12	bps		7	bps		0.18	0.27	(9	) bps
Home equity loans serviced by others[1]	2.36	1.88	2.47	2.03	1.81	48	bps		55	bps		2.18	1.26	92	bps
Home equity lines of credit serviced by others[1]	2.34	1.84	2.35	2.09	1.99	50	bps		35	bps		2.15	1.37	78	bps
Automobile	0.96	0.69	0.41	0.65	0.71	27	bps		25	bps		0.68	0.51	17	bps
Student	0.86	0.59	0.83	0.64	1.07	27	bps		(21	) bps		0.73	1.19	(46	) bps
Credit card	3.15	2.84	3.19	3.07	2.98	31	bps		17	bps		3.06	3.14	(8	) bps
Other retail	2.61	3.74	3.00	4.18	4.38	(113	) bps		(177	) bps		3.31	4.39	(108	) bps
Total retail	0.63	0.47	0.48	0.55	0.60	16	bps		3	bps		0.53	0.58	(5	) bps
Total loans and leases	0.39%	0.32%	0.25%	0.33%	0.31%	7	bps		8	bps		0.32%	0.30%	2	bps
Memo: Average loans:
Commercial	$36,965	$35,986	$35,622	$34,018	$33,080	$979		3%	$3,885		12%	$35,652	$32,673	$2,979		9%
Commercial real estate	10,294	9,905	9,649	9,108	8,855	389		4	1,439		16	9,741	8,231	1,510		18
Leases	3,773	3,813	3,863	3,917	3,884	(40)		(1)	(111)		(3)	3,841	3,902	(61)		(2)

Total commercial	51,032	49,704	49,134	47,043	45,819	1,328		3	5,213		11	49,234	44,806	4,428		10
Residential mortgages	14,896	14,155	13,491	13,465	13,030	741		5	1,866		14	14,005	12,338	1,667		14
Home equity loans	1,934	2,088	2,231	2,471	2,751	(154)		(7)	(817)		(30)	2,180	3,025	(845)		(28)
Home equity lines of credit	14,188	14,314	14,477	14,632	14,659	(126)		(1)	(471)		(3)	14,402	14,958	(556)		(4)
Home equity loans serviced by others[1]	774	837	899	958	1,017	(63)		(8)	(243)		(24)	867	1,117	(250)		(22)
Home equity lines of credit serviced by others[1]	228	256	299	340	375	(28)		(11)	(147)		(39)	281	453	(172)		(38)
Automobile	13,994	14,053	13,972	13,792	13,824	(59)		—	170		1	13,953	13,516	437		3
Student	6,215	5,750	5,407	4,852	4,052	465		8	2,163		53	5,558	3,313	2,245		68
Credit card	1,654	1,623	1,600	1,601	1,625	31		2	29		2	1,620	1,621	(1)		—
Other retail	1,619	1,256	1,167	1,108	1,047	363		29	572		55	1,288	1,003	285		28

Total retail	55,502	54,332	53,543	53,219	52,380	1,170		2	3,122		6	54,154	51,344	2,810		5

Total loans and leases	$106,534	$104,036	$102,677	$100,262	$98,199	$2,498		2%	$8,335		8%	$103,388	$96,150	$7,238		8%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,240	$1,246	$1,224	$1,216	$1,201	($6)	—%	$39	3%	$1,216	$1,195	$21	2%
Charge-offs:
Commercial	26	33	7	13	4	(7)	(21)	22	NM	79	36	43	119
Retail	126	112	106	113	120	14	13	6	5	457	444	13	3

Total charge-offs	152	145	113	126	124	7	5	28	23	536	480	56	12
Recoveries:
Commercial	10	14	5	4	7	(4)	(29)	3	43	33	49	(16)	(33)
Retail	38	48	43	39	40	(10)	(21)	(2)	(5)	168	147	21	14

Total recoveries	48	62	48	43	47	(14)	(23)	1	2	201	196	5	3

Net charge-offs	104	83	65	83	77	21	25	27	35	335	284	51	18
Provision for loan and lease losses:
Commercial	24	(2)	45	46	18	26	NM	6	33	113	39	74	190
Retail	76	79	42	45	74	(3)	(4)	2	3	242	266	(24)	(9)

Total provision for loan and lease losses	100	77	87	91	92	23	30	8	9	355	305	50	16

Allowance for loan and lease losses - ending	$1,236	$1,240	$1,246	$1,224	$1,216	($4)	—%	$20	2%	$1,236	$1,216	$20	2%

Reserve for unfunded lending commitments - beginning	$70	$61	$58	$58	$59	$9	15%	$11	19%	$58	$61	($3)	(5%)
Provision for unfunded lending commitments	2	9	3	—	(1)	(7)	(78)	3	NM	14	(3)	17	NM

Reserve for unfunded lending commitments - ending	$72	$70	$61	$58	$58	$2	3%	$14	24%	$72	$58	$14	24%

Total allowance for credit losses - ending	$1,308	$1,310	$1,307	$1,282	$1,274	($2)	—%	$34	3%	$1,308	$1,274	$34	3%

	AS OF					DECEMBER 31, 2016 CHANGE
	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2016		Dec 31, 2015
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$63	$55	$52	$42	$36	$8	15%	$27	75%
Formula-based evaluation	672	670	685	649	618	2	—	54	9

Total commercial	735	725	737	691	654	10	1	81	12
Individually evaluated	43	78	79	82	101	(35)	(45)	(58)	(57)
Formula-based evaluation	530	507	491	509	519	23	5	11	2

Total retail	573	585	570	591	620	(12)	(2)	(47)	(8)

Total allowance for credit losses	$1,308	$1,310	$1,307	$1,282	$1,274	($2)	—%	$34	3%

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	AS OF									FULL YEAR
						DECEMBER 31, 2016 CHANGE						2016 Change
	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2016		Dec 31, 2015		2016	2015	2015
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (preliminary)[1]
CET1 capital	$13,822	$13,763	$13,768	$13,570	$13,389	$59	—%	$433	3%
Tier 1 capital	14,069	14,010	14,015	13,817	13,636	59	—	433	3
Total capital	17,347	17,290	17,823	17,587	17,505	57	—	(158)	(1)
Risk-weighted assets	123,857	121,612	119,492	116,591	114,084	2,245	2	9,773	9
Adjusted average assets[2]	141,677	138,425	136,301	132,951	130,455	3,252	2	11,222	9
CET1 capital ratio	11.2%	11.3%	11.5%	11.6%	11.7%
Tier 1 capital ratio	11.4	11.5	11.7	11.9	12.0
Total capital ratio	14.0	14.2	14.9	15.1	15.3
Tier 1 leverage ratio	9.9	10.1	10.3	10.4	10.5
Pro forma Basel III fully phased-in common equity tier 1 capital ratio	11.1	11.3	11.5	11.6	11.7
TANGIBLE COMMON EQUITY (period-end):
Common stockholders’ equity	$19,499	$19,934	$19,979	$19,718	$19,399	($435)	(2%)	$100	1%	$19,499	$19,399	$100	1%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	1	1	2	3	3	—	—	(2)	(67)	1	3	(2)	(67)
Add: Deferred tax liabilities[3]	532	519	507	494	480	13	3	52	11	532	480	52	11

Total tangible common equity	$13,154	$13,576	$13,608	$13,333	$13,000	($422)	(3%)	$154	1%	$13,154	$13,000	$154	1%

TANGIBLE COMMON EQUITY (average):
Common stockholders’ equity	$19,645	$19,810	$19,768	$19,567	$19,359	($165)	(1%)	$286	1%	$19,698	$19,354	$344	2%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	1	1	2	3	3	—	—	(2)	(67)	2	4	(2)	(50)
Add: Deferred tax liabilities[3]	523	509	496	481	468	14	3	55	12	502	445	57	13

Total tangible common equity	$13,291	$13,442	$13,386	$13,169	$12,948	($151)	(1%)	$343	3%	$13,322	$12,919	$403	3%

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%	$6,876	$6,876	$—	—%
Other intangible assets	1	1	2	3	3	—	—	(2)	(67)	1	3	(2)	(67)

Total intangible assets	$6,877	$6,877	$6,878	$6,879	$6,879	$—	—%	($2)	—%	$6,877	$6,879	($2)	—%

[1]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach.
[2]	Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
[3]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

Key Performance Metrics:

Our management team uses certain key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. In connection with our path to becoming an independent public company, we established the following financial targets, in addition to others, as KPMs. These KPMs are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can be largely found in our Registration Statements on Form S-1 and our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases.

Our key performance metrics include:

Return on average tangible common equity (ROTCE);

Return on average total tangible assets (ROTA);

Efficiency ratio;

Operating leverage; and

Common equity tier 1 capital ratio (Basel III fully phased-in basis).

In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as Adjusted results. We believe that these Adjusted results, which exclude restructuring charges, special items and/or notable items, as applicable, provide the best representation of our underlying financial progress toward these goals as they exclude items that our management does not consider indicative of our on-going financial performance. We have consistently shown these metrics on this basis to investors since our initial public offering in September of 2014. Adjusted KPMs are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures. The following tables present reconciliations of our non-GAAP measures. These reconciliations exclude restructuring charges, special items and/or notable items, which are included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses. Notable items include certain revenue or expense items that may occur in a reporting period which management does not consider indicative of on-going financial performance.

The non-GAAP measures presented in the following tables include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense”, “income tax expense”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges, special items and/or notable items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges, special items and/or notable items. We believe this presentation also increases comparability of period-to-period results.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q16 Change						2016 Change
		4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
							$	%	$	%			$	%
Noninterest income, adjusted:
Noninterest income (GAAP)		$377	$435	$355	$330	$362	($58)	(13%)	$15	4%	$1,497	$1,422	$75	5%
Less: Special items		—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Notable items		—	67	—	—	—	(67)	(100)	—	—	67	—	67	100

Noninterest income, adjusted (non-GAAP)		$377	$368	$355	$330	$362	$9	2%	$15	4%	$1,430	$1,422	$8	1%

Total revenue, adjusted:
Total revenue (GAAP)	A	$1,363	$1,380	$1,278	$1,234	$1,232	($17)	(1%)	$131	11%	$5,255	$4,824	$431	9%
Less: Special items		—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Notable items		—	67	—	—	—	(67)	(100)	—	—	67	—	67	100

Total revenue, adjusted (non-GAAP)	B	$1,363	$1,313	$1,278	$1,234	$1,232	$50	4%	$131	11%	$5,188	$4,824	$364	8%

Noninterest expense, adjusted:
Noninterest expense (GAAP)	C	$847	$867	$827	$811	$810	($20)	(2%)	$37	5%	$3,352	$3,259	$93	3%
Less: Restructuring charges and special items		—	—	—	—	—	—	—	—	—	—	50	(50)	(100)
Less: Notable items		—	36	—	—	—	(36)	(100)	—	—	36	—	36	100

Noninterest expense, adjusted (non-GAAP)	D	$847	$831	$827	$811	$810	$16	2%	$37	5%	$3,316	$3,209	$107	3%

Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)	B	$1,363	$1,313	$1,278	$1,234	$1,232	$50	4%	$131	11%	$5,188	$4,824	$364	8%
Less: Noninterest expense, adjusted (non-GAAP)	D	847	831	827	811	810	16	2	37	5	3,316	3,209	107	3

Pre-provision profit, adjusted (non-GAAP)		$516	$482	$451	$423	$422	$34	7%	$94	22%	$1,872	$1,615	$257	16%

Income before income tax expense, adjusted:
Income before income tax expense (GAAP)		$414	$427	$361	$332	$331	($13)	(3%)	$83	25%	$1,534	$1,263	$271	21%
Less: Income before income tax expense (benefit) related to restructuring charges and special items		—	—	—	—	—	—	—	—	—	—	(50)	50	100
Less: Income before income tax expense (benefit) related to notable items		—	31	—	—	—	(31)	(100)	—	—	31	—	31	100

Income before income tax expense, adjusted (non-GAAP)		$414	$396	$361	$332	$331	$18	5%	$83	25%	$1,503	$1,313	$190	14%

Income tax expense, adjusted:
Income tax expense (GAAP)		$132	$130	$118	$109	$110	$2	2%	$22	20%	$489	$423	$66	16%
Less: Income tax expense (benefit) related to restructuring charges and special items		—	—	—	—	—	—	—	—	—	—	(19)	19	100
Less: Income tax expense (benefit) related to notable items		—	12	—	—	—	(12)	(100)	—	—	12	—	12	100

Income tax expense, adjusted (non-GAAP)		$132	$118	$118	$109	$110	$14	12%	$22	20%	$477	$442	$35	8%

Net income, adjusted:
Net income (GAAP)	E	$282	$297	$243	$223	$221	($15)	(5%)	$61	28%	$1,045	$840	$205	24%
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	—	—	—	—	—	—	31	(31)	(100)
Add: Notable items, net of income tax expense (benefit)		—	(19)	—	—	—	19	100	—	—	(19)	—	(19)	(100)

Net income, adjusted (non-GAAP)	F	$282	$278	$243	$223	$221	$4	1%	$61	28%	$1,026	$871	$155	18%

Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)	G	$282	$290	$243	$216	$221	($8)	(3%)	$61	28%	$1,031	$833	$198	24%
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	—	—	—	—	—	—	31	(31)	(100)
Add: Notable items, net of income tax expense (benefit)		—	(19)	—	—	—	19	100	—	—	(19)	—	(19)	(100)

Net income available to common stockholders, adjusted (non-GAAP)	H	$282	$271	$243	$216	$221	$11	4%	$61	28%	$1,012	$864	$148	17%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

		QUARTERLY TRENDS											FULL YEAR
							4Q16 Change								2016 Change
		4Q16	3Q16	2Q16	1Q16	4Q15	3Q16			4Q15			2016	2015	2015
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,363	$1,380	$1,278	$1,234	$1,232	($17)		(1.23%)	$131		10.63%	$5,255	$4,824	$431		8.93%
Less: Noninterest expense (GAAP)	C	847	867	827	811	810	(20)		(2.31)	37		4.57	3,352	3,259	93		2.85

Operating leverage									1.08%			6.06%					6.08%

Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)	B	$1,363	$1,313	$1,278	$1,234	$1,232	$50		3.81%	$131		10.63%	$5,188	$4,824	$364		7.55%
Less: Noninterest expense, adjusted (non-GAAP)	D	847	831	827	811	810	16		1.93	37		4.57	3,316	3,209	107		3.33

Operating leverage, adjusted (non-GAAP)									1.88%			6.06%					4.22%

Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio	C/A	62.18%	62.88%	64.71%	65.66%	65.76%	(70	) bps		(358	) bps		63.80%	67.56%	(376	) bps
Efficiency ratio, adjusted (non-GAAP)	D/B	62.18	63.31	64.71	65.66	65.76	(113	) bps		(358	) bps		63.92	66.52	(260	) bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)	I	$19,645	$19,810	$19,768	$19,567	$19,359	($165)		(1%)	$286		1%	$19,698	$19,354	$344		2%
Return on average common equity	G/I	5.70%	5.82%	4.94%	4.45%	4.51%	(12	) bps		119	bps		5.23%	4.30%	93	bps
Return on average common equity, adjusted (non-GAAP)	H/I	5.70	5.44	4.94	4.45	4.51	26	bps		119	bps		5.14	4.46	68	bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)	I	$19,645	$19,810	$19,768	$19,567	$19,359	($165)		(1%)	$286		1%	$19,698	$19,354	$344		2%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		1	1	2	3	3	—		—	(2)		(67)	2	4	(2)		(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)		523	509	496	481	468	14		3	55		12	502	445	57		13

Average tangible common equity	J	$13,291	$13,442	$13,386	$13,169	$12,948	($151)		(1%)	$343		3%	$13,322	$12,919	$403		3%

Return on average tangible common equity	G/J	8.43%	8.58%	7.30%	6.61%	6.75%	(15	) bps		168	bps		7.74%	6.45%	129	bps
Return on average tangible common equity, adjusted (non-GAAP)	H/J	8.43	8.02	7.30	6.61	6.75	41	bps		168	bps		7.60	6.69	91	bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)	K	$147,315	$144,399	$142,179	$138,780	$136,298	$2,916		2%	$11,017		8%	$143,183	$135,070	$8,113		6%
Return on average total assets	E/K	0.76%	0.82%	0.69%	0.65%	0.64%	(6	) bps		12	bps		0.73%	0.62%	11	bps
Return on average total assets, adjusted (non-GAAP)	F/K	0.76	0.77	0.69	0.65	0.64	(1	) bps		12	bps		0.72	0.64	8	bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)	K	$147,315	$144,399	$142,179	$138,780	$136,298	$2,916		2%	$11,017		8%	$143,183	$135,070	$8,113		6%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		1	1	2	3	3	—		—	(2)		(67)	2	4	(2)		(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)		523	509	496	481	468	14		3	55		12	502	445	57		13

Average tangible assets	L	$140,961	$138,031	$135,797	$132,382	$129,887	$2,930		2%	$11,074		9%	$136,807	$128,635	$8,172		6%

Return on average total tangible assets	E/L	0.79%	0.86%	0.72%	0.68%	0.67%	(7	) bps		12	bps		0.76%	0.65%	11	bps
Return on average total tangible assets, adjusted (non-GAAP)	F/L	0.79	0.80	0.72	0.68	0.67	(1	) bps		12	bps		0.75	0.68	7	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q16 Change						2016 Change
		4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
							$/bps	%	$/bps	%			$/bps	%
Tangible book value per common share:
Common shares - at end of period (GAAP)	M	511,954,871	518,148,345	529,094,976	528,933,727	527,774,428	(6,193,474)	(1%)	(15,819,557)	(3%)	511,954,871	527,774,428	(15,819,557)	(3%)
Common stockholders’ equity (GAAP)		$19,499	$19,934	$19,979	$19,718	$19,399	($435)	(2)	$100	1	$19,499	$19,399	$100	1
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets (GAAP)		1	1	2	3	3	—	—	(2)	(67)	1	3	(2)	(67)
Add: Deferred tax liabilities related to goodwill (GAAP)		532	519	507	494	480	13	3	52	11	532	480	52	11

Tangible common equity	N	$13,154	$13,576	$13,608	$13,333	$13,000	($422)	(3%)	$154	1%	$13,154	$13,000	$154	1%

Tangible book value per common share	N/M	$25.69	$26.20	$25.72	$25.21	$24.63	($0.51)	(2%)	$0.00	4%	$25.69	$24.63	$1.06	4%
Net income per average common share - basic and diluted, adjusted:
Average common shares outstanding - basic (GAAP)	O	512,015,920	519,458,976	528,968,330	528,070,648	527,648,630	(7,443,056)	(1%)	(15,632,710)	(3%)	522,093,545	535,599,731	(13,506,186)	(3%)
Average common shares outstanding - diluted (GAAP)	P	513,897,085	521,122,466	530,365,203	530,446,188	530,275,673	(7,225,381)	(1)	(16,378,588)	(3)	523,930,718	538,220,898	(14,290,180)	(3)
Net income available to common stockholders (GAAP)	G	$282	$290	$243	$216	$221	($8)	(3)	$61	28	$1,031	$833	$198	24
Net income per average common share - basic (GAAP)	G/O	0.55	0.56	0.46	0.41	0.42	(0.01)	(2)	0.13	31	1.97	1.55	0.42	27
Net income per average common share - diluted (GAAP)	G/P	0.55	0.56	0.46	0.41	0.42	(0.01)	(2)	0.13	31	1.97	1.55	0.42	27
Net income available to common stockholders, adjusted (non-GAAP)	H	282	271	243	216	221	11	4	61	28	1,012	864	148	17
Net income per average common share - basic, adjusted (non-GAAP)	H/O	0.55	0.52	0.46	0.41	0.42	0.03	6	0.13	31	1.94	1.61	0.33	20
Net income per average common share - diluted, adjusted (non-GAAP)	H/P	0.55	0.52	0.46	0.41	0.42	0.03	6	0.13	31	1.93	1.61	0.32	20
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 (regulatory)		$13,822	$13,763	$13,768	$13,570	$13,389
Less: Change in DTA and other threshold deductions (GAAP)		—	—	1	1	2

Pro forma Basel III fully phased-in common equity tier 1	Q	$13,822	$13,763	$13,767	$13,569	$13,387

Risk-weighted assets (regulatory general risk weight approach)		$123,857	$121,612	$119,492	$116,591	$114,084
Add: Net change in credit and other risk-weighted assets (regulatory)		244	228	228	232	244

Pro forma Basel III standardized approach risk-weighted assets	R	$124,101	$121,840	$119,720	$116,823	$114,328

Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]	Q/R	11.1%	11.3%	11.5%	11.6%	11.7%

[1]	Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

	QUARTERLY TRENDS									FULL YEAR
						4Q16 Change						2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16		4Q15		2016	2015	2015
						$	%	$	%			$	%
Other income, adjusted
Other income (GAAP)	$28	$90	$18	$16	$23	($62)	(69%)	$5	22%	$152	$94	$58	62%
Less: Special items	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Notable items	—	67	—	—	—	(67)	(100)	—	—	67	—	67	100

Other income, adjusted (non-GAAP)	$28	$23	$18	$16	$23	$5	22%	$5	22%	$85	$94	($9)	(10%)

Salaries and employee benefits, adjusted:
Salaries and employee benefits (GAAP)	$420	$432	$432	$425	$402	($12)	(3%)	$18	4%	$1,709	$1,636	$73	4%
Less: Restructuring charges and special items	—	—	—	—	(2)	—	—	2	100	—	3	(3)	(100)
Less: Notable items	—	11	—	—	—	(11)	(100)	—	—	11	—	11	100

Salaries and employee benefits, adjusted (non-GAAP)	$420	$421	$432	$425	$404	($1)	—%	$16	4%	$1,698	$1,633	$65	4%

Outside services, adjusted:
Outside services (GAAP)	$98	$102	$86	$91	$104	($4)	(4%)	($6)	(6%)	$377	$371	$6	2%
Less: Restructuring charges and special items	—	—	—	—	2	—	—	(2)	(100)	—	26	(26)	(100)
Less: Notable items	—	8	—	—	—	(8)	(100)	—	—	8	—	8	100

Outside services, adjusted (non-GAAP)	$98	$94	$86	$91	$102	$4	4%	($4)	(4%)	$369	$345	$24	7%

Occupancy, adjusted:
Occupancy (GAAP)	$77	$78	$76	$76	$74	($1)	(1%)	$3	4%	$307	$319	($12)	(4%)
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	17	(17)	(100)
Less: Notable items	—	—	—	—	—	—	—	—	—	—	—	—	—

Occupancy, adjusted (non-GAAP)	$77	$78	$76	$76	$74	($1)	(1%)	$3	4%	$307	$302	$5	2%

Equipment expense, adjusted:
Equipment expense (GAAP)	$69	$65	$64	$65	$67	$4	6%	$2	3%	$263	$257	$6	2%
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	1	(1)	(100)
Less: Notable items	—	—	—	—	—	—	—	—	—	—	—	—	—

Equipment expense, adjusted (non-GAAP)	$69	$65	$64	$65	$67	$4	6%	$2	3%	$263	$256	$7	3%

Amortization of software, adjusted:
Amortization of software (GAAP)	$44	$46	$41	$39	$38	($2)	(4%)	$6	16%	$170	$146	$24	16%
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Notable items	—	3	—	—	—	(3)	(100)	—	—	3	—	3	100

Amortization of software, adjusted (non-GAAP)	$44	$43	$41	$39	$38	$1	2%	$6	16%	$167	$146	$21	14%

Other operating expense, adjusted:
Other operating expense (GAAP)	$139	$144	$128	$115	$125	($5)	(3%)	$14	11%	$526	$530	($4)	(1%)
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	3	(3)	(100)
Less: Notable items	—	14	—	—	—	(14)	(100)	—	—	14	—	14	100

Other operating expense, adjusted (non-GAAP)	$139	$130	$128	$115	$125	$9	7%	$14	11%	$512	$527	($15)	(3%)

Restructuring charges, special expense items and notable expense items include:
Restructuring charges	$—	$—	$—	$—	$—	$—	—%	$—	—%	$—	$26	($26)	(100)%
Special items	—	—	—	—	—	—	—	—	—	—	24	(24)	(100)
Notable items	—	36	—	—	—	(36)	(100)	—	—	36	—	36	100

Restructuring charges, special expense items and notable expense items	$—	$36	$—	$—	$—	($36)	(100%)	$—	—%	$36	$50	($14)	(28%)

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(dollars in millions)

		THREE MONTHS ENDED DEC 31,				THREE MONTHS ENDED SEPT 30,				THREE MONTHS ENDED JUNE 30,
		2016				2016				2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$92	$172	$18	$282	$92	$162	$43	$297	$90	$164	($11)	$243
Less: Preferred stock dividends		—	—	—	—	—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$92	$172	$18	$282	$92	$162	$36	$290	$90	$164	($11)	$243

Return on average tangible common equity:
Average common equity (GAAP)		$5,275	$5,278	$9,092	$19,645	$5,190	$5,172	$9,448	$19,810	$5,110	$5,040	$9,618	$19,768
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	1	1	—	—	1	1	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	523	523	—	—	509	509	—	—	496	496

Average tangible common equity	C	$5,275	$5,278	$2,738	$13,291	$5,190	$5,172	$3,080	$13,442	$5,110	$5,040	$3,236	$13,386

Return on average tangible common equity	B/C	6.97%	12.94%	NM	8.43%	7.04%	12.50%	NM	8.58%	7.09%	13.04%	NM	7.30%
Return on average total tangible assets:
Average total assets (GAAP)		$58,066	$48,024	$41,225	$147,315	$56,689	$47,902	$39,808	$144,399	$55,660	$47,388	$39,131	$142,179
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	1	1	—	—	1	1	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	523	523	—	—	509	509	—	—	496	496

Average tangible assets	D	$58,066	$48,024	$34,871	$140,961	$56,689	$47,902	$33,440	$138,031	$55,660	$47,388	$32,749	$135,797

Return on average total tangible assets	A/D	0.63%	1.42%	NM	0.79%	0.64%	1.35%	NM	0.86%	0.65%	1.39%	NM	0.72%
Efficiency ratio:
Noninterest expense (GAAP)	E	$649	$187	$11	$847	$650	$181	$36	$867	$632	$186	$9	$827
Net interest income (GAAP)		639	347	—	986	621	327	(3)	945	602	314	7	923
Noninterest income (GAAP)		227	122	28	377	229	123	83	435	219	122	14	355

Total revenue (GAAP)	F	$866	$469	$28	$1,363	$850	$450	$80	$1,380	$821	$436	$21	$1,278

Efficiency ratio	E/F	74.90%	39.83%	NM	62.18%	76.46%	40.21%	NM	62.88%	76.98%	42.88%	NM	64.71%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		THREE MONTHS ENDED MAR 31,				THREE MONTHS ENDED DEC 31,
		2016				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$71	$133	$19	$223	$67	$152	$2	$221
Less: Preferred stock dividends		—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$71	$133	$12	$216	$67	$152	$2	$221

Return on average tangible common equity:
Average common equity (GAAP)		$5,089	$4,790	$9,688	$19,567	$4,831	$4,787	$9,741	$19,359
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	3	3	—	—	3	3
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	481	481	—	—	468	468

Average tangible common equity	C	$5,089	$4,790	$3,290	$13,169	$4,831	$4,787	$3,330	$12,948

Return on average tangible common equity	B/C	5.59%	11.19%	NM	6.61%	5.50%	12.57%	NM	6.75%
Return on average total tangible assets:
Average total assets (GAAP)		$55,116	$45,304	$38,360	$138,780	$54,065	$43,835	$38,398	$136,298
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	3	3	—	—	3	3
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	481	481	—	—	468	468

Average tangible assets	D	$55,116	$45,304	$31,962	$132,382	$54,065	$43,835	$31,987	$129,887

Return on average total tangible assets	A/D	0.52%	1.18%	NM	0.68%	0.49%	1.37%	NM	0.67%
Efficiency ratio:
Noninterest expense (GAAP)	E	$616	$187	$8	$811	$624	$180	$6	$810
Net interest income (GAAP)		581	300	23	904	565	301	4	870
Noninterest income (GAAP)		208	99	23	330	226	107	29	362

Total revenue (GAAP)	F	$789	$399	$46	$1,234	$791	$408	$33	$1,232

Efficiency ratio	E/F	78.08%	46.74%	NM	65.66%	78.85%	44.02%	NM	65.76%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		FULL YEAR
		2016				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$345	$631	$69	$1,045	$262	$579	($1)	$840
Less: Preferred stock dividends		—	—	14	14	—	—	7	7

Net income available to common stockholders	B	$345	$631	$55	$1,031	$262	$579	($8)	$833

Return on average tangible common equity:
Average common equity (GAAP)		$5,166	$5,071	$9,461	$19,698	$4,739	$4,666	$9,949	$19,354
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	2	2	—	—	4	4
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	502	502	—	—	445	445

Average tangible common equity	C	$5,166	$5,071	$3,085	$13,322	$4,739	$4,666	$3,514	$12,919

Return on average tangible common equity	B/C	6.68%	12.44%	NM	7.74%	5.53%	12.41%	NM	6.45%
Return on average total tangible assets:
Average total assets (GAAP)		$56,388	$47,159	$39,636	$143,183	$52,848	$42,800	$39,422	$135,070
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	2	2	—	—	4	4
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	502	502	—	—	445	445

Average tangible assets	D	$56,388	$47,159	$33,260	$136,807	$52,848	$42,800	$32,987	$128,635

Return on average total tangible assets	A/D	0.61%	1.34%	NM	0.76%	0.50%	1.35%	NM	0.65%
Efficiency ratio:
Noninterest expense (GAAP)	E	$2,547	$741	$64	$3,352	$2,456	$709	$94	$3,259
Net interest income (GAAP)		2,443	1,288	27	3,758	2,198	1,162	42	3,402
Noninterest income (GAAP)		883	466	148	1,497	910	415	97	1,422

Total revenue (GAAP)	F	$3,326	$1,754	$175	$5,255	$3,108	$1,577	$139	$4,824

Efficiency ratio	E/F	76.57%	42.26%	NM	63.80%	79.02%	44.94%	NM	67.56%